Exhibit 99.1
Viant Technology Announces First
Quarter 2023 Financial Results
IRVINE, Calif., May 8, 2023 – Viant Technology Inc. (Nasdaq: DSP), a leading people-based advertising technology company, today reported financial results for its first quarter ended March 31, 2023.
“We were pleased to kick off 2023 with first quarter results that met or exceeded our guidance across the board,” said Tim Vanderhook, Co-Founder and CEO, Viant. “We are in the early stages of seeing the returns from our recent investments in our platform, most notably our advanced measurement capabilities and Data Platform. We believe we are well positioned to win market share and continue to capitalize on the secular shift to omnichannel programmatic advertising.”
First quarter 2023 Financial Highlights, year-over-year:
GAAP
•Revenue of $41.7 million, a decrease of 2%
•Gross profit of $18.4 million, an increase of 12%
•Net loss was $9.4 million, compared to a net loss of $13.6 million in the first quarter of 2022
•Net loss attributable to Viant Technology Inc. was $2.5 million, or $(0.17) per diluted share of Class A common stock, compared to net loss attributable to Viant Technology Inc. of $3.2 million, or $(0.23) per diluted share of Class A common stock, in the first quarter of 2022
•Total Class A and Class B common shares outstanding were 62.1 million as of March 31, 2023
•Cash and cash equivalents as of March 31, 2023 was $201.7 million, with no outstanding debt
Non-GAAP(1)
•Contribution ex-TAC was $28.0 million, an increase of 2%
•Adjusted EBITDA was $(0.4) million, compared to $(3.9) million in the first quarter of 2022
•Non-GAAP net loss was $1.8 million, compared to non-GAAP net loss of $6.8 million in the first quarter of 2022
•Non-GAAP net loss attributable to Viant Technology Inc. was $0.4 million, or $(0.03) per diluted share of Class A common stock, compared to non-GAAP net loss attributable to Viant Technology Inc. of $1.3 million, or $(0.09) per diluted share of Class A common stock, in the first quarter of 2022
Business Highlights:
•Advertiser spend per active customer(2) increased 6% year-over-year.
•Active customers(3) totaled 327 as of March 31, 2023.
•Viant upsized its existing credit facility to $75 million from $40 million and extended the term five years.
“Our team has continued to execute well amid a volatile macro backdrop, and we are encouraged by the early signs of stability we are seeing in the spending environment,” said Larry Madden, CFO of Viant. “Our increasing operational efficiency, coupled with the momentum we’ve seen with some of our newer product initiatives contributed to a notable year-over-year increase in adjusted EBITDA in the quarter. We believe the first quarter represented a proof point in our ability to drive positive adjusted EBITDA in the coming quarters.”
Guidance:
For the second quarter 2023, the Company expects:
•Revenue in the range of $52.0 million to $55.0 million
•Contribution ex-TAC in the range of $32.0 million to $34.0 million
•Non-GAAP operating expenses in the range of $30.0 million to $31.0 million
•Adjusted EBITDA in the range of $2.0 million to $3.0 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss), and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the measures and effects of our stock-based compensation related to new equity grants that are directly impacted by unpredictable fluctuations in our share price, as well as the impact of future traffic acquisition costs and other platform operations expenses that we are unable to forecast in light of the current macroeconomic environment.  We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s investor relations website at investors.viantinc.com.
As of March 31, 2023, there were 15.1 million shares of the registrant's Class A common stock outstanding and 47.1 million shares of the registrant's Class B common stock outstanding. For more information, please refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Monday, May 8, 2023 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call.
About Viant
Viant® (NASDAQ: DSP) is a leading advertising technology company that enables marketers to plan, execute and measure omnichannel ad campaigns through a cloud-based platform. Viant’s self-service Demand Side Platform, Adelphic®, powers programmatic advertising across Connected TV, Linear TV, mobile, desktop, audio, gaming and digital out-of-home channels. As an organization committed to sustainability, Viant’s Adricity® carbon reduction program helps clients achieve their sustainability goals. In 2022, Viant was recognized as a Leader in the DSP category, earned Great Place to Work® certification, became a founding member of Ad Net Zero, and Co-Founders Tim and Chris Vanderhook were named EY Entrepreneurs of the Year. To learn more, please visit viantinc.com. Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com and its LinkedIn account, and the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and LinkedIn account and Mr. Vanderhook’s LinkedIn account regularly for important information.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding Viant’s positioning to capitalize on market share and Viant’s plan to continue to capitalize on the shift to omnichannel programmatic advertising. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than Viant’s expectations, the demands and expectations of customers and the ability to attract and retain customers and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Investors are referred to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement.

Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nicole Borsje
investors@viantinc.com
(1)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
(2)We define advertiser spend across our platform as the total amount billed to our customers for activity on our platform, inclusive of advertising media, third-party data, other add-on features and our platform fee we charge customers.  Advertiser spend per active customer is an operational metric defined as advertiser spend for the trailing twelve-month period presented divided by active customers. See “Operational Metrics” for a discussion of how we use this metric and why it is useful to investors.
(3)We define an active customer as a customer that had total aggregate contribution ex-TAC of at least $5,000 through our platform during the previous twelve months.  See “Operational Metrics” for a discussion of how we use this metric and why it is useful to investors.

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022
Revenue	$41,720	$42,629
Operating expenses:
Platform operations	23,337	26,194
Sales and marketing	12,169	13,756
Technology and development	5,894	5,003
General and administrative	11,428	11,083
Total operating expenses	52,828	56,036
Loss from operations	(11,108)	(13,407)
Interest expense (income), net	(1,819)	152
Other expense, net	87	4
Total other expense (income), net	(1,732)	156
Net loss	(9,376)	(13,563)
Less: Net loss attributable to noncontrolling interests	(6,896)	(10,371)
Net loss attributable to Viant Technology Inc.	$(2,480)	$(3,192)
Loss per share of Class A common stock:
Basic	$(0.17)	$(0.23)
Diluted	$(0.17)	$(0.23)
Weighted-average shares of Class A common stock outstanding:
Basic	14,748	13,809
Diluted	14,748	13,809
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended March 31,
	2023	2022
Stock-based compensation:
Platform operations	$892	$1,086
Sales and marketing	2,512	2,179
Technology and development	1,327	1,169
General and administrative	2,741	1,942
Total stock-based compensation	$7,472	$6,376

	Three Months Ended March 31,
	2023	2022
Depreciation and amortization:
Platform operations	$2,770	$2,311
Sales and marketing	—	—
Technology and development	393	595
General and administrative	249	248
Total depreciation and amortization	$3,412	$3,154

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of March 31,	As of December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$201,742	$206,573
Accounts receivable, net of allowances	80,810	101,658
Prepaid expenses and other current assets	3,771	6,631
Total current assets	286,323	314,862
Property, equipment, and software, net	24,274	23,106
Operating lease assets	25,473	26,441
Intangible assets, net	507	667
Goodwill	12,422	12,422
Other assets	64	385
Total assets	$349,063	$377,883
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$20,782	$37,063
Accrued liabilities	28,580	35,063
Accrued compensation	6,223	9,162
Current portion of deferred revenue	1,055	123
Current portion of operating lease liabilities	3,973	3,711
Other current liabilities	2,447	1,995
Total current liabilities	63,060	87,117
Long-term debt	—	—
Long-term portion of operating lease liabilities	23,990	24,998
Total liabilities	87,050	112,115
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value
Authorized shares — 10,000,000
Issued and outstanding — none	—	—
Class A common stock, $0.001 par value
Authorized shares — 450,000,000
Issued — 15,444,078 and 14,783,886
Outstanding — 15,064,581 and 14,643,798	15	15
Class B common stock, $0.001 par value
Authorized shares — 150,000,000
Issued and outstanding — 47,082,260 and 47,082,260	47	47
Additional paid-in capital	100,942	95,922
Accumulated deficit	(39,425)	(36,261)
Treasury stock, at cost; 379,497 and 140,088 shares held	(1,567)	(475)
Total stockholders’ equity attributable to Viant Technology Inc.	60,012	59,248
Noncontrolling interests	202,001	206,520
Total equity	262,013	265,768
Total liabilities and stockholders’ equity	$349,063	$377,883

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(9,376)	$(13,563)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,412	3,154
Stock-based compensation	7,472	6,376
Provision for (recovery of) doubtful accounts	22	51
Loss on disposal of assets	104	—
Amortization of operating lease assets	968	654
Changes in operating assets and liabilities:
Accounts receivable	20,618	30,790
Prepaid expenses and other assets	3,180	(568)
Accounts payable	(16,301)	(8,157)
Accrued liabilities	(6,504)	3,584
Accrued compensation	(3,350)	(2,721)
Deferred revenue	933	(6,486)
Operating lease liabilities	(743)	(461)
Other liabilities	(1,000)	(1,083)
Net cash provided by (used in) operating activities	(565)	11,570
Cash flows from investing activities:
Purchases of property and equipment	(291)	(373)
Capitalized software development costs	(2,382)	(1,725)
Net cash used in investing activities	(2,673)	(2,098)
Cash flows from financing activities:
Taxes paid related to net share settlement of equity awards	(1,567)	—
Payment of member tax distributions	(26)	(16)
Net cash used in financing activities	(1,593)	(16)
Net increase (decrease) in cash and cash equivalents	(4,831)	9,456
Cash and cash equivalents at beginning of period	206,573	238,480
Cash and cash equivalents at end of period	$201,742	$247,936

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss), and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” refers to amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring charges and transaction expenses. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our quarterly and annual business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of depreciation, amortization, stock-based compensation, TAC and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital.  In particular, we believe that the elimination of stock-based compensation, gain on debt extinguishment, and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring charges, transaction expenses, and the extinguishment of debt. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation, gain on extinguishment of debt and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items.  Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2023	2022
Revenue	$41,720	$42,629
Less: Platform operations	(23,337)	(26,194)
Gross profit	18,383	16,435
Add: Other platform operations	9,608	11,109
Contribution ex-TAC	$27,991	$27,544
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2023	2022
Operating expenses:
Platform operations	$23,337	$26,194
Sales and marketing	12,169	13,756
Technology and development	5,894	5,003
General and administrative	11,428	11,083
Total operating expenses	52,828	56,036
Add:
Other expense, net	87	4
Less:
Traffic acquisition costs	(13,729)	(15,085)
Stock-based compensation	(7,472)	(6,376)
Depreciation and amortization	(3,412)	(3,154)
Restructuring(1)	79	—
Non-GAAP operating expenses	$28,381	$31,425
(1)Restructuring includes adjustments to severance charges initially recognized during the prior year.

The following table sets forth a reconciliation of net loss to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2023	2022
Net loss	$(9,376)	$(13,563)
Add back:
Interest expense (income), net	(1,819)	152
Depreciation and amortization	3,412	3,154
Stock-based compensation	7,472	6,376
Restructuring(1)	(79)	—
Adjusted EBITDA	$(390)	$(3,881)
(1)Restructuring includes adjustments to severance charges initially recognized during the prior year.
The following table sets forth the calculation of net loss as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended March 31,
	2023	2022
Gross profit	$18,383	$16,435
Net loss	$(9,376)	$(13,563)
Net loss as a percentage of gross profit	(51)%	(83)%
Contribution ex-TAC	$27,991	$27,544
Adjusted EBITDA	$(390)	$(3,881)
Adjusted EBITDA as a percentage of contribution ex-TAC	(1)%	(14)%
The following table sets forth a reconciliation of net loss to non-GAAP net loss for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2023	2022
Net loss	$(9,376)	$(13,563)
Add back: Stock-based compensation	7,472	6,376
Add back: Restructuring(1)	(79)	—
Less: Income tax effect related to Viant Technology Inc.’s share of adjustments(2)	169	416
Non-GAAP net loss	$(1,814)	$(6,771)
(1)Restructuring includes adjustments to severance charges initially recognized during the prior year.
(2)The estimated income tax effect of our share of non-GAAP reconciling items for the three months ended March 31, 2023 and 2022 are calculated using assumed blended tax rates of 28% and 24%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following table sets forth a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net loss	$(9,376)	$—	$(9,376)	$(13,563)	$—	$(13,563)
Adjustments:
Add back: Stock-based compensation	—	7,472	7,472	—	6,376	6,376
Add back: Restructuring(1)	—	(79)	(79)	—	—	—
Income tax benefit (expense) related to Viant Technology Inc.'s share of adjustments(2)	—	169	169	—	416	416
Non-GAAP net loss	(9,376)	7,562	(1,814)	(13,563)	6,792	(6,771)
Less: Net loss attributable to noncontrolling interests(3)	(6,896)	5,517	(1,379)	(10,371)	4,887	(5,484)
Net loss attributable to Viant Technology Inc.—basic	(2,480)	2,045	(435)	(3,192)	1,905	(1,287)
Add back: Reallocation of net loss attributable to noncontrolling interest from the assumed exchange of RSUs for Class A common stock	—	—	—	—	(3)	(3)
Income tax benefit (expense) from the assumed exchange of RSUs for Class A common stock	—	—	—	—	1	1
Net loss attributable to Viant Technology Inc.—diluted	$(2,480)	$2,045	$(435)	$(3,192)	$1,903	$(1,289)
Denominator
Weighted-average shares of Class A common stock outstanding —basic	14,748		14,748	13,809		13,809
Effect of dilutive securities:
Restricted stock units	—		—	—		—
Nonqualified stock options	—		—	—		—
Weighted-average shares of Class A common stock outstanding —diluted	14,748		14,748	13,809		13,809

Earnings (loss) per share of Class A common stock—basic	$(0.17)	$0.14	$(0.03)	$(0.23)	$0.14	$(0.09)
Earnings (loss) per share of Class A common stock—diluted	$(0.17)	$0.14	$(0.03)	$(0.23)	$0.14	$(0.09)

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	4,496		4,496	4,858		4,858
Nonqualified stock options	5,755		5,755	3,771		3,771
Shares of Class B common stock	47,082		47,082	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	57,333		57,333	55,711		55,711
(1)Restructuring includes adjustments to severance charges initially recognized during the prior year.
(2)The estimated income tax effect of our share of non-GAAP reconciling items for the three months ended March 31, 2023 and 2022 are calculated using assumed blended tax rates of 28% and 24%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(3)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation attributed to the noncontrolling interest of our company outstanding during the period.

Operational Metrics
We have also included the following operational metrics in this press release: Advertiser spend and active customers.
We define advertiser spend as the total amount billed to our customers for activity on our platform inclusive of the costs of advertising media, third-party data, other add-on features and our platform fee we charge customers. We evaluate our customers’ usage of our platform and assess our market penetration and scale based on the percentage change in advertiser spend. The percentage change in advertiser spend is a key measure used by our management and our board of directors to evaluate the demand for our products and to assess whether we are increasing market share. Our management uses this key metric to develop short- and long-term operational plans and make strategic decisions regarding future enhancements to our software. We believe the percentage change in advertiser spend across our platform is a useful metric for investors because it allows investors to evaluate our operational performance in the same manner as our management and board of directors.
We define an active customer as a customer that had total aggregate contribution ex-TAC of at least $5,000 through our platform during the previous twelve months. For purposes of this definition, a customer that operates under any of our pricing options that equals or exceeds the aforementioned contribution ex-TAC threshold is considered an active customer. Active customers is an operational metric calculated using contribution ex-TAC, a non-GAAP financial measure. Active customers is a key measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding future enhancements to our software. We believe active customers is a useful metric for investors because it allows investors to evaluate the Company’s operational performance in the same manner as our management and board of directors.